Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Delta Technology Holdings Limited (the “Company”) on Form 20-F for the fiscal year ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xin Chao, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 15, 2017

/s/ Xin Chao

Name: Xin Chao

Title: Chief Executive Officer